Exhibit 4.3

                             [FRONT OF CERTIFICATE]

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
                     SERIES F                                                                             SERIES F
        THIS CERTIFICATE IS TRANSFERRABLE IN
           NEW YORK, NY OR IN CHICAGO, IL

                                                              GLIMCHER
                                                                 REALTY TRUST
-------------                                                                                                        -------------
 Certificate                                                                                                            Shares
   Number                                                       GLIMCHER REALTY TRUST
-------------                   A REAL ESTATE INVESTMENT TRUST FORMED UNDER THE LAWS OF THE STATE OF MARYLAND        -------------

                                                                                                -------------------
                THIS CERTIFIES THAT                                                              CUSIP 379302 30 0
                                                                                                -------------------
                                                                XXXXXXXXXXXXX
                                                                                             SEE REVERSE FOR IMPORTANT
                                                                                                NOTICE ON TRANSFER
                                                                                                 RESTRICTIONS AND
                                                                                                OTHER INFORMATION

                is the owner of

                                                                XXXXXXXXXXXXX

                        FULLY PAID AND NONASSESSABLE 8.75% Series F CUMULATIVE REDEEMABLE PREFERRED SHARES,
                                         $.01 PAR VALUE PER SHARE, OF BENEFICIAL INTEREST OF

        Glimcher Realty Trust (the "Trust"), transferable on the books of the Trust by the Holder hereof in person or by its duly authorized attorney, upon surrender of this Certificate properly endorsed.  This Certificate and the shares represented hereby are issued under and shall be subject to all of the provisions of the Declaration of Trust and Bylaws of the Trust
        and any amendments thereto.  This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        In Witness Whereof, the Trust has caused this Certificate to be executed on its behalf by its duly authorized officers.

                                                                                    DATED

        [SIGNATURE OF PRESIDENT]                                                    COUNTERSIGNED AND REGISTERED:
                                                                                    COMPUTERSHARE INVESTOR SERVICES, LLC.
                                               [ STAMP - GLIMCHER  ]                (CHICAGO)
                                               [    REALTY TRUST   ]                TRANSFER AGENT AND REGISTRAR,
        [SIGNATURE OF SECRETARY]               [    FORMED 1993    ]
                                               [     MARYLAND      ]
                                                                                    By___________________________
                                                                                        AUTHORIZED SIGNATURE
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
                             <[BACK OF CERTIFICATE]

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common UNIF GIFT MIN ACT- ........Custodian.............
                                                   (Cust)             (Minor)
                                         under Uniform Gifts to Minors Act......
TEN ENT - as tenants by the entireties                                   (State)

JT TEN - as joint tenants with right of survivorship and not as tenants in common

     Additional abbreviations may also be used though not in the above list.
--------------------------------------------------------------------------------

                                IMPORTANT NOTICE

GLIMCHER REALTY TRUST

THE TRUST WILL FURNISH TO ANY SHAREHOLDER, ON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE INFORMATION REQUIRED BY SECTION 8-203(C) OF THE CORPORATIONS AND ASSOCIATIONS ARTICLE OF THE ANNOTATED CODE OF MARYLAND WITH RESPECT TO THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS AND OTHER DISTRIBUTIONS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE SHARES OF BENEFICIAL INTEREST OF EACH CLASS WHICH THE TRUST HAS AUTHORITY TO ISSUE AND, IF THE TRUST IS AUTHORIZED TO ISSUE ANY PREFERRED OR SPECIAL CLASS IN SERIES, (I) THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT SET, AND (II) THE AUTHORITY OF THE BOARD OF TRUSTEES TO SET SUCH RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. THE FOREGOING SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO AND QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE DECLARATION OF TRUST OF THE TRUST, AND ANY AMENDMENTS THERETO, A COPY OF WHICH WILL BE SENT WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS. SUCH REQUEST MUST BE MADE TO THE SECRETARY OF THE TRUST AT ITS PRINCIPAL OFFICE OR TO THE TRANSFER AGENT.

THE SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON OWNERSHIP AND TRANSFER AND TO REQUIREMENTS OF NOTICE AND INFORMATION FOR THE PURPOSE OF THE TRUST'S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). IF THE RESTRICTIONS ON OWNERSHIP AND TRANSFER ARE VIOLATED, THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED HEREBY WILL AUTOMATICALLY BECOME EXCESS SHARES (AS DEFINED IN THE DECLARATION OF TRUST OF THE TRUST) WHICH MAY BE PURCHASED BY THE TRUST AT ITS SOLE DISCRETION. THE FOREGOING SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO AND QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE DECLARATION OF TRUST OF THE TRUST, AND ANY AMENDMENTS THERETO, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER, WILL BE SENT WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS. SUCH REQUEST MUST BE MADE TO THE SECRETARY OF THE TRUST AT ITS PRINCIPAL OFFICE OR TO THE TRANSFER AGENT.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE TRUST WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.


For value received, ____________________________hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY   ----------------------
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE                     ----------------------

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________  Shares
represented by this Certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________________________ Attorney
to transfer the said shares on the books of the Trust with full power of substitution in the premises.

Dated: _______________20_________       Signature:
                                                  ------------------------------


                                        Signature:
                                                  ------------------------------

                                            Notice: THE SIGNATURE(S) TO THIS
                                                    ASSIGNMENT MUST CORRESPOND
                                                    WITH THE NAME AS WRITTEN
                                                    UPON THE FACE OF THE
                                                    CERTIFICATE IN EVERY
                                                    PARTICULAR, WITHOUT
                                                    ALTERATION OR ENLARGEMENT
                                                    OR ANY CHANGE WHATSOEVER.



                   SIGNATURE(S) GUARANTEED:
                                            -----------------------------------
                                            THE SIGNATURE(S) SHOULD BE
                                            GUARANTEED BY AN ELIGIBLE GUARANTOR
                                            INSTITUTION (BANKS, STOCKBROKERS,
                                            SAVINGS AND LOAN ASSOCIATIONS AND
                                            CREDIT UNIONS WITH MEMBERSHIP IN AN
                                            APPROVED SIGNATURE MEDALLION
                                            PROGRAM), PURSUANT TO S.E.C. RULE
                                            17Ad-15.